UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   November 7, 2024

BMO 2023-C7 Mortgage Trust

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0001995500)

BMO Commercial Mortgage Securities LLC

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001861132)

Bank of Montreal

(Central Index Key number: 0000927971)

Citi Real Estate Funding Inc.

(Central Index Key number 0001701238)

UBS AG

(Central Index Key number 0001685185)

Starwood Mortgage Capital LLC

(Central Index Key number 0001548405)

RRECM Capital II, LLC

(formerly known as Sabal Capital II, LLC)

(Central Index Key number 0001942310)

Greystone Commercial Mortgage Capital LLC

(Central Index Key number 0001931347)

KeyBank National Association

(Central Index Key number 0001089877)

(Exact name of sponsors as specified in their charters)

Delaware	333-255934-09	86-2713125
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

151 West 42nd Street
New York, New York	10036
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 885-4000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 22, 2023 (the “Closing Date”), BMO 2023-C7 Mortgage Trust (the “Issuing Entity”) issued the BMO 2023-C7 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2023-C7, pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2023 (the “Pooling and Servicing Agreement”), between BMO Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, KeyBank National Association, as special servicer, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, and Computershare Trust Company, National Association, as certificate administrator and as trustee. The Pooling and Servicing Agreement was filed as Exhibit 4.1 to the Current Report on Form 8-K/A with respect to the Issuing Entity, filed with the Securities and Exchange Commission (the “Commission”) on December 22, 2023 under Commission File Number 333-255934-09. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

As of the Closing Date, the Whole Loan (the “Creekside Town Center Whole Loan”) relating to the Mortgage Loan (the “Creekside Town Center Mortgage Loan”) secured by the Mortgaged Property identified on the Mortgage Loan Schedule as Creekside Town Center was required to be serviced and administered pursuant to the Pooling and Servicing Agreement.

On November 7, 2024, the Controlling Pari Passu Companion Loan with respect to the Creekside Town Center Whole Loan was contributed to the commercial mortgage securitization transaction (the “BMO 2024-C10 Securitization”) involving the issuance of the BMO 2024-C10 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2024-C10 (the “BMO 2024-C10 Certificates”). Upon the issuance of the BMO 2024-C10 Certificates, the servicing and administration of the Creekside Town Center Whole Loan are required to be transferred from the Pooling and Servicing Agreement to the pooling and servicing agreement governing the issuance of the BMO 2024-C10 Certificates, dated as of November 1, 2024 (the “BMO 2024-C10 PSA”), between BMO Commercial Mortgage Securities LLC, as depositor (the “BMO 2024-C10 Depositor”), KeyBank National Association, as master servicer, 3650 REIT Loan Servicing LLC, as special servicer, Citibank N.A., as certificate administrator, Wilmington Savings Fund Society, FSB, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

The BMO 2024-C10 PSA, in the form most recently filed with the Commission by or on behalf of the BMO 2024-C10 Depositor, is attached hereto as Exhibit 4.1.

The servicing terms of the BMO 2024-C10 PSA applicable to the servicing of the Creekside Town Center Mortgage Loan are similar to the servicing terms of the Pooling and Servicing Agreement, as described in the section captioned “The Pooling and Servicing Agreement” in the Prospectus (the “Prospectus”) with respect to the Issuing Entity filed on December 4, 2023 pursuant to Rule 424(b)(2) under Commission File Number 333-255934-09, but will differ in certain respects as described below and, treating the BMO 2024-C10 PSA as an Outside Servicing Agreement thereunder, in the subsection captioned “The Pooling and Servicing Agreement—Servicing of the Outside Serviced Mortgage Loans” in the Prospectus.

•	Upon the Creekside Town Center Whole Loan becoming a specially serviced loan under the BMO 2024-C10 PSA, the related Outside Special Servicer will earn a special servicing fee payable monthly with respect to the Creekside Town Center Whole Loan accruing at a rate equal to the greater of a per annum rate of 0.25% and the per annum rate that would result in a special servicing fee for the related month of $5,000.

•	In connection with a workout of the Creekside Town Center Whole Loan, the related Outside Special Servicer will be entitled to a workout fee equal to 1% of each collection of interest (other than default interest and excess interest) and principal received on the corrected Creekside Town Center Whole Loan for so long as it remains a corrected Whole Loan, subject to a maximum workout fee of $1,000,000, and further subject to a minimum workout fee of $25,000, in the aggregate with respect to any particular workout of the Creekside Town Center Whole Loan.
•	The related Outside Special Servicer will be entitled to a liquidation fee of 1% of the related payment or proceeds received in connection with the liquidation of the Creekside Town Center Whole Loan or related REO Property, subject to a maximum liquidation fee of $1,000,000, and further subject to a minimum liquidation fee of $25,000, in the aggregate for the Creekside Town Center Whole Loan.
•	The Mortgaged Property relating to the Creekside Town Center Whole Loan will be subject to inspection (A) at least once every calendar year if the related Pari Passu Companion Loan contributed to the BMO 2024-C10 Securitization has an outstanding principal balance of $2,000,000 or more and (B) at least once every other calendar year if the related Pari Passu Companion Loan contributed to the BMO 2024-C10 Securitization has an outstanding principal balance of less than $2,000,000, in each case commencing in 2025 in a manner substantially similar to that under the Pooling and Servicing Agreement.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description

Exhibit 4.1	BMO 2024-C10 PSA

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 13, 2024	BMO COMMERCIAL MORTGAGE SECURITIES LLC

	By:	/s/ Paul Vanderslice
		Name:	Paul Vanderslice
		Title:	Chief Executive Officer

BMO 2023-C7 – Form 8-K